UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 9, 2008

KERRISDALE MINING CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	333-147698	98-0557582
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

750 West Pender Street, Suite 804
Vancouver, British Columbia, Canada V6C 2T7

(Address of Principal Executive Offices)

(604) 682-2928

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This Form 8-K and other reports filed by Kerrisdale Mining Corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements.  Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.03   MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Reference is made to the disclosures set forth under Item 5.03 below of this Current Report on Form 8-K (“Form 8-K”) and Exhibit 3.3 hereto regarding the amendment of the Bylaws of Kerrisdale Mining Corporation (the “Bylaws”) approved by the Registrant’s Board of Directors (the “Board”) on July 9, 2008 to allow for any action required or permitted by the Registrant’s Articles of Incorporation, the Bylaws, or laws of the State of Nevada to be taken at a meeting of the shareholders, to instead be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by shareholders owning a majority or the required number (if a different voting proportion is required for such action) of the Registrant’s shares that are entitled to vote with respect to such action, and which disclosure is incorporated herein by reference.

Reference is also made to the disclosures set forth under Item 5.03 below of this Form 8-K and Exhibit 3.4 hereto regarding amendments to the Registrant’s Articles of Incorporation that were jointly approved by all of the members of the Board and the owners of a majority of the Registrant’s voting stock on July 10, 2008 to change the Corporation’s authorized capital stock from 75,000,000 shares of authorized capital stock, all of which are common stock, par value $0.001 per share, to 510,000,000 shares of authorized capital stock, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with the right conferred upon the Board to set the designations, preferences, limitations, privileges, qualifications, as well as dividend, conversion, voting, liquidation and other special or relative rights, with respect to the preferred stock as the Board shall determine and with no further authorization by the Registrant’s shareholders required for the creation and issuance of the preferred stock.  Any preferred stock issued may have priority over the common stock upon liquidation and might have priority rights as to dividends, voting and other features and special or relative rights.  Accordingly, the issuance of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and could also affect the rights and powers, including voting rights, of the common stock. Further, the issuance of shares of preferred stock could increase the number of shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving the Registrant.  However, our Board does not have any current plans to take any action to issue shares of preferred stock and has no present intention to use the preferred stock for anti-takeover purposes.

Item 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On July 9, 2008, the members of the Registrant’s Board, by unanimous written consent, approved an amendment and restatement of Section III of the Registrant’s Bylaws effective on July 9, 2008, by which shareholders will be allowed to approve corporate actions without a meeting, as allowed under Nevada Revised Statutes Section 78.320, by written consent if shareholders owning at least a majority or the required number (if a different voting proportion is required for such action) of the Registrant’s shares that are entitled to vote with respect to such actions sign a written consent approving such corporate actions.  Previously, all of the shareholders entitled to vote had to sign the written consent for corporate actions to be approved without a meeting.

The above summary of the amendment and restatement of Section III of the Registrant's Bylaws is qualified in its entirety by reference to the attached Text of Amendments to the Bylaws of Kerrisdale Mining Corporation, a copy of which is attached to this report as Exhibit 3.3 and incorporated by reference herein.

On July 10, 2008, all of the members of the Registrant’s board of directors and stockholders owning a majority of the Registrant’s voting stock jointly adopted and approved an amendment to the Registrant’s Articles of Incorporation to change the Corporation’s authorized capital stock (the “Authorized Shares Amendment”) from 75,000,000 shares of authorized capital stock, all of which were common stock, par value $0.001 per share, to 510,000,000 shares of authorized capital stock, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with the right conferred upon the Board of Directors to set the designations, preferences, limitations, privileges, qualifications, as well as dividend, conversion, voting, and other special or relative rights, with respect to the preferred stock as the Board of Directors shall determine from time to time.  The Authorized Shares Amendment became effective on July 14, 2008, the date of filing of the Certificate of Amendment with the State of Nevada’s Secretary of State.

The above summary of the Authorized Shares Amendment is qualified in its entirety by reference to the attached Certificate of Amendment to the Articles of Incorporation, a copy of which is attached to this report as Exhibit 3.4 and incorporated by reference herein.

Item 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(d) INDEX TO EXHIBITS.

Exhibit Number	Description
3.3	Text of Amendments to the Bylaws of Kerrisdale Mining Corporation
3.4	Certificate of Amendment to Articles of Incorporation of Kerrisdale Mining Corporation

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2008	KERRISDALE MINING CORPORATION

	By:	/s/ John S. Morita
John S. Morita
Chief Executive Officer